                      CHOICES ENTERTAINMENT CORPORATION
                             SEPARATION AGREEMENT
                                 May   , 1998


    SEPARATION AGREEMENT, made as of the ____ day of May, 1998, between CHOICES ENTERTAINMENT CORPORATION, a Delaware corporation ("Choices") and JOHN BOYLAN, RONALD MARTIGNONI, FRED PORTNER and LORRAINE CANNON
("Resignees").

    WHEREAS, the Resignees have in the past served or now are serving as officers and/or directors of Choices, and

    WHEREAS, the Resignees now desire to confirm their separate resignations as officers and/or directors of Choices, and Choices wishes to accept such resignations, and

    WHEREAS, the parties desire to enter into a mutual release and to confirm the existence and binding effect of certain stock options heretofore issued by Choices to the Resignees.

    IN CONSIDERATION of the mutual covenants and agreements contained herein, the parties agree as follows:

    1. RESIGNATION. Effective as of the date hereof, John Boylan will resign as the Chairman, President, Chief Executive Officer and a Director of Choices, and Fred Portner will resign as a Director of Choices.

    2. ACCEPTANCE OF RESIGNATIONS. Choices acknowledges that Lorraine Cannon and Ronald Martignoni have heretofore resigned as officers and/or directors of Choices. Choices accepts, as of the date hereof, the resignations of John Boylan and Fred Portner in the capacities described.


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    3. MUTUAL RELEASE. Choices for itself, its successors and assigns, does hereby fully discharge and release the Releasees, their personal representatives, heirs, successors and assigns, and Releasees for themselves, their personal representatives, heirs, successors and assigns do hereby fully discharge and release Choices, its successors and assigns from any damage, action, cause of action or claim whatsoever that Choices may have against Releasees, and that Releasees may have against Choices arising from or related to the service of the Releasees as officers and/or directors of Choices, whether known or unknown, liquidated or unliquidated and whether enforceable under any local, state or federal charter, constitution, statute, executive order, regulation or ordinance, or under the common law of the United States, or of any of the states, territories or possessions thereof, which arose or occurred from the beginning of time up to and including the date of this Agreement.

    4. INDEMNIFICATION OF RELEASEES. Choices shall indemnify, defend or hold harmless each of the Releasees to the full extent authorized by the laws of the State of Delaware from and against any loss, damage, liability, judgment or claim (and related expenses including, but not limited to, attorneys' fees and amounts paid in settlement) based upon or arising in whole or in part out of the fact that the Releasee was a director of or officer of Choices.

    5. CONFIRMATION OF OPTIONS. Choices herewith acknowledges and confirms that the options set forth below were duly and validly issued by Choices to the individuals so named and are in full force and effect in accordance with their stated terms.


Name                     Issue Date    Exp. Date    # of Options
----                     ----------    ---------    ------------
John Boylan...........   1/31/91       1/31/01       1,000,000
                          2/9/94       1/31/01         375,000

Lorraine Cannon.......   1/31/91       1/31/01         200,000
                          2/9/94       1/31/01          75,000

R. Martignoni.........   1/31/91       1/31/01       1,050,000
                          2/9/94       1/31/01         375,000

Fred Portner..........   1/31/91       1/31/01          90,000
                         9/27/95       9/27/00         100,000
                         2/13/97       2/13/02          50,000

     6. GOVERNING LAW. The internal laws of Delaware (irrespective of its choice of law principles) will govern this Agreement, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties hereto.

     7. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                       CHOICES ENTERTAINMENT CORPORATION


                                       By /s/ James Sink
                                          ------------------------------
                                          James Sink

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


                                       /s/ John Boylan
                                       ------------------------------
                                       John Boylan


                                       /s/ Ronald Martignoni
                                       ------------------------------
                                       Ronald Martignoni


                                       /s/ Fred Portner
                                       ------------------------------
                                       Fred Portner


                                       /s/ Lorraine Cannon
                                       ------------------------------
                                       Lorraine Cannon


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